Exhibit 99.1

Monotype Announces First Quarter 2017 Results

Creative Professional revenue increases 13 percent, exceeds 50 percent of revenue for third consecutive quarter

WOBURN, Mass.--(BUSINESS WIRE)--April 28, 2017--Monotype Imaging Holdings Inc. (Nasdaq: TYPE) today announced financial results for the first quarter ended March 31, 2017.

First quarter 2017 highlights

  Revenue for the quarter was $52.5 million, an increase of 5%, year over year. Pro Forma non-GAAP revenue for the quarter was $53.8 million.
  Creative Professional revenue was $27.1 million, up 13%, year over year.
  Net loss was $1.1 million. Non-GAAP net adjusted EBITDA was $9.4 million, or 18% of revenue. Pro Forma non-GAAP net adjusted EBITDA was $10.7 million, or 20% of Pro Forma non-GAAP revenue.
  Exits quarter with 40% of estimated printer revenue under fixed fee arrangements.

“We’re encouraged by the continued growth of our Creative Professional business,” said Scott Landers, president and chief executive officer of Monotype. “We remain confident that the strides we are making with new business models and expanded use cases, combined with our investment in Olapic, will help to position us for stronger long-term growth.”

Tony Callini, executive vice president and chief financial officer of Monotype, said, “We’re committed to our strategy and believe that our strategic investments in both the short and long term will help to drive top-line growth and meaningful long-term profit. We’re encouraged about the growth vectors in Creative Professional and continue to manage the business to take advantage of new revenue opportunities, while creating sustained value for our customers and shareholders.”

First quarter 2017 operating results
Revenue for the quarter increased 5% to $52.5 million, compared to $49.8 million for the first quarter of 2016. Creative Professional revenue was $27.1 million, a 13% increase from the first quarter of 2016. OEM revenue was $25.4 million, a decrease of 2% from the same period in 2016.

Net loss was $1.1 million, compared to net income of $5.4 million in the first quarter of 2016. Loss per diluted share was $0.03, compared to net income per diluted share of $0.13 in the prior year quarter. Non-GAAP net income, which excludes the amortization of intangible assets, stock-based compensation expense and acquisition-related compensation expense, net of taxes, was $6.5 million, compared to $9.5 million in the first quarter of 2016. Non-GAAP earnings per diluted share were $0.16 compared to $0.24 in the prior year period.

Non-GAAP net adjusted EBITDA was $9.4 million, or 18% of revenue, compared to $16.6 million in the first quarter of 2016.

Pro Forma operating results
Pro Forma results assume the company had owned Olapic for the full periods presented, and exclude the impact of purchase accounting related adjustments, as well as transaction costs.

Pro Forma non-GAAP revenue in the first quarter was $53.8 million and Pro Forma non-GAAP net adjusted EBITDA was $10.7 million.

Cash and cash flow
Monotype had cash and cash equivalents of $86.9 million as of March 31, 2017, compared to $91.4 million as of December 31, 2016 and $95.4 million as of March 31, 2016. The company generated $5.1 million of cash from operations in the first quarter of 2017. During the first quarter of 2017, the company repaid $3.0 million on its outstanding revolving line of credit.

In the first quarter, Monotype repurchased 27,000 shares of common stock on the open market at prevailing market prices for a total consideration of $0.7 million as part of the stock repurchase program announced in August 2016.

Quarterly dividend
Monotype’s most recent dividend payment of $0.113 per share was paid on April 21, 2017, to shareholders of record as of April 3, 2017. The next dividend payment of $0.113 cents per share will be paid on July 21, 2017, to shareholders of record as of the close of business on July 3, 2017.

Financial outlook
Monotype’s second quarter and full-year financial guidance are set forth in the following tables:

(in $ millions, except per share data)	Q2 2017	Full Year 2017
Revenue	$54.0-$58.0	$229.0-$237.0
Non-GAAP net adjusted EBITDA	$9.0-$12.0	$47.5-$54.1
Operating expenses	$45.0-$47.0	$178.0-$182.0
GAAP earnings per diluted share	$(0.04)-$0.00	$0.04-$0.12
Non-GAAP earnings per diluted share	$0.08-$0.12	$0.54-$0.62
	Q2 2017	Full Year 2017
Pro Forma revenue	$54.9-$58.9	$232.3-$240.3
Pro Forma non-GAAP net adjusted EBITDA	$9.9-$12.9	$50.8-$57.4

Conference call details
Monotype will host a conference call on Friday, April 28, 2017, at 8:30 a.m. EDT to discuss the company’s first quarter 2017 results. Individuals who are interested in listening to the audio webcast should log on to the Investors portion of the Company section of the Monotype website at www.monotype.com. The live call can also be accessed by dialing 844-223-6259 (domestic) or 210-787-4852 (international) using passcode 6922323. If individuals are unable to listen to the live call, the audio webcast will be archived in the Investors portion of the company’s website for one year.

Non-GAAP financial measures
This press release contains non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget and in reporting to lenders. Non-GAAP financial measures are used by Monotype management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, Monotype believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. Monotype management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release.

Forward-looking statements
This press release may contain forward-looking statements including those related to future revenues and operating results, the financial impact of the Olapic acquisition, the growth of the company’s Creative Professional business and OEM business, the execution of the company’s product, growth and expansion strategies and anticipated business momentum that involve risks and uncertainties that could cause the company’s actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: risks associated with changes in the economic climate including decreased demand for the company’s products or products that incorporate the company’s solutions; risks associated with the company’s ability to adapt its products or services to new markets and to anticipate and quickly respond to evolving technologies and customer requirements; risks associated with the company’s development of and the market acceptance of new products, product features or services; risks associated with the company’s integration of the Olapic acquisition; risks associated with the company’s ability to expand products and services offered through acquired companies; risks associated with increased competition in markets the company serves, including the risks that increased competition may result in the company’s inability to gain new customers, retain existing customers or may force the company to reduce prices; risks associated with the ownership and enforcement of the company’s intellectual property; and risks associated with geopolitical conditions and changes in the financial markets. Additional disclosure regarding these and other risks faced by the company is available in the company’s public filings with the Securities and Exchange Commission, including the risk factors included in the company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings. The forward-looking financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts to be included in the company’s future earnings releases and public filings. While the company may elect to update forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so, even if an estimate changes.

About Monotype
Monotype is a leader in empowering expression and engagement through a combination of type, technology and expertise. Headquartered in Woburn, Mass., Monotype provides customers worldwide with typeface solutions for a broad range of creative applications and consumer devices. The company’s libraries and e-commerce sites are home to many of the most widely used typefaces – including the Helvetica®, Frutiger® and Univers® families – as well as the next generation of type designs. Further information is available at www.monotype.com. Follow Monotype on Twitter, Instagram and LinkedIn.

Monotype, Helvetica and Frutiger are trademarks of Monotype Imaging Inc. registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. Univers is a trademark of Monotype GmbH registered in the U.S. Patent and Trademark Office and may be registered in certain jurisdictions. All other trademarks are the property of their respective owners. ©2017 Monotype Imaging Holdings Inc. All rights reserved.

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited and in thousands)

	March 31, 2017	December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$86,946	$91,434
Accounts receivable, net of allowance for doubtful accounts	22,069	26,549
Income tax refunds receivable	2,116	2,967
Prepaid expense and other current assets	5,534	4,631

Total current assets	116,665	125,581
Property and equipment, net	15,273	14,166
Goodwill	274,166	273,489
Intangible assets, net	89,014	90,717
Restricted cash	17,974	17,992
Other assets	3,029	3,075

Total assets	$516,121	$525,020

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,986	$2,170
Accrued expenses and other current liabilities	23,593	28,762
Accrued income taxes payable	—	1,473
Deferred revenue	17,511	16,081

Total current liabilities	43,090	48,486
Revolving line of credit	102,000	105,000
Other long-term liabilities	13,372	11,753
Deferred income taxes	36,055	37,780
Reserve for income taxes, net of current portion	2,759	2,727
Accrued pension benefits	5,409	5,296
Stockholders’ equity:
Common stock	44	43
Additional paid-in capital	280,981	274,946
Treasury stock, at cost	(57,305)	(56,232)
Retained earnings	99,348	105,718
Accumulated other comprehensive loss	(9,632)	(10,497)

Total stockholders’ equity	313,436	313,978

Total liabilities and stockholders’ equity	$516,121	$525,020

MONOTYPE IMAGING HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
Revenue	$52,465	$49,842
Costs and expenses:
Cost of revenue	8,778	8,319
Cost of revenue—amortization of acquired technology	878	1,131

Total cost of revenue	9,656	9,450

Gross profit	42,809	40,392
Operating expenses:
Marketing and selling	21,242	14,087
Research and development	9,554	7,336
General and administrative	10,927	8,849
Amortization of other intangible assets	1,011	735

Total operating expenses	42,734	31,007

Income from operations	75	9,385
Other expense:
Interest expense, net	631	108
Other expense, net	620	812

Total other expense	1,251	920

(Loss) income before provision for income taxes	(1,176)	8,465
(Benefit) provision for income taxes	(101)	3,107

Net (loss) income	$(1,075)	$5,358

Net (loss) income available to common shareholders—basic	$(1,075)	$5,218

Net (loss) income available to common shareholders—diluted	$(1,075)	$5,219

Net (loss) income per common share:
Basic	$(0.03)	$0.13
Diluted	$(0.03)	$0.13

Weighted average number of shares:
Basic	39,476,439	39,122,649
Diluted	39,476,439	39,521,619
Dividends declared per common share	$0.113	$0.11

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

RECONCILIATION OF GAAP REVENUE TO PRO FORMA NON-GAAP REVENUE

	Three Months Ended March 31, 2017
	Monotype	Olapic	Combined
GAAP revenue	$48,829	$3,636	$52,465
Pre-acquisition revenue (1)	—	—	—
Deferred revenue impairment	—	1,374	1,374
Pro Forma non-GAAP revenue	$48,829	$5,010	$53,839

(1) Pro Forma non-GAAP revenue has no pre-acquisition revenue adjustments in the three months ended March 31, 2017. We acquired Olapic on August 9, 2016.

RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended March 31,
	2017(1)	2016(2)
GAAP net (loss) income	$(1,075)	$5,358
Interest expense, net	631	108
Other (income) expense, net	620	812
(Benefit) provision for income taxes	(101)	3,107

Income from operations	75	9,385
Depreciation and amortization	3,051	2,874
Share based compensation	4,831	3,778
Acquisition-related compensation	1,407	578

Net adjusted EBITDA	$9,364	$16,615

(1) For the three months ended March 31, 2017, the amount includes $0.5 million of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and $0.9 million of expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.
(2) For the three months ended March 31, 2016, the amount includes $0.6 million of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands, except share and per share amounts)
RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP NET INCOME

	Three Months Ended March 31,
	2017(1)	2016(2)
GAAP net (loss) income available to common stockholders ─ diluted	$(1,075)	$5,358
Amortization, net of tax of $162 and $685, respectively	1,727	1,181
Share based compensation, net of tax of $415 and $1,387, respectively	4,416	2,391
Acquisition-related compensation, net of tax of $0 and $0, respectively	1,407	578
Non-GAAP net income	$6,475	$9,508

(1) For the three months ended March 31, 2017, the amount includes $0.5 million of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and $0.9 million of expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.
(2) For the three months ended March 31, 2016, the amount includes $0.6 million of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement.

RECONCILIATION OF GAAP EARNINGS (LOSS) PER DILUTED SHARE TO NON-GAAP EARNINGS PER DILUTED SHARE

	Three Months Ended March 31,
	2017(1)	2016(2)
GAAP (loss) earnings per diluted share	$(0.03)	$0.13
Amortization, net of tax of $0.00 and $0.02, respectively	0.04	0.03
Share based compensation, net of tax of $0.01 and $0.04, respectively	0.11	0.07
Acquisition-related compensation, net of tax of $0.00 and $0.00, respectively	0.04	0.01
Non-GAAP earnings per diluted share	$0.16	$0.24

(1) For the three months ended March 31, 2017, the amount includes $0.5 million of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and $0.9 million of expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.
(2) For the three months ended March 31, 2016, the amount includes $0.6 million of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)
RECONCILIATION OF GAAP NET (LOSS) INCOME TO PRO FORMA NON-GAAP NET ADJUSTED EBITDA

	Three Months Ended March 31, 2017
	Monotype	Olapic	Combined
GAAP net (loss) income	$ 6,322	$ (7,397)	$(1,075)
Interest expense, net	631	—	631
Other (income) expense, net	549	71	620
Provision (benefit) for income taxes(1)	727	(828)	(101)

Income (loss) from operations(1)	8,229	(8,154)	75
Pre-acquisition net adjusted EBITDA(2)	—	—	—
Deferred revenue impairment(3)	—	1,374	1,374
Depreciation and amortization	2,317	734	3,051
Share based compensation	3,973	858	4,831
Acquisition-related compensation(4)	532	875	1,407
Transaction costs(5)	—	—	—

Pro Forma non-GAAP net adjusted EBITDA	$ 15,051	$ (4,313)	$10,738

(1) Olapic Pro Forma provision (benefit) for income taxes and income (loss) from operations includes unaudited estimated pre-acquisition tax impact.
(2) Pro Forma non-GAAP net adjusted EBITDA has no pre-acquisition non-GAAP net adjusted EBITDA adjustments in the three months ended March 31, 2017. We acquired Olapic on August 9, 2016.
(3) Pro Forma non-GAAP net adjusted EBITDA includes $0, $1.4 million and $1.4 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(4) Acquisition-related compensation includes $0.5 million, $0.9 million and $1.4 million, respectively, of expense associated with the deferred compensation arrangements resulting from an amendment to the Swyft Merger Agreement and expense associated with the deferred compensation arrangements with the founders of Olapic in connection with the acquisition.
(5) In the three months ended March 31, 2017, the Company did not incur any transaction expenses for the Olapic acquisition. Consequently, there is no adjustment to Pro Forma non-GAAP net adjusted EBITDA for these type of costs.

MONOTYPE IMAGING HOLDINGS INC.
OTHER INFORMATION
(Unaudited and in thousands)

OTHER INFORMATION
Share based compensation is comprised of the following:

	Three Months Ended March 31,
	2017	2016
Marketing and selling	$2,330	$1,581
Research and development	1,018	813
General and administrative	1,483	1,384

Total expensed	4,831	3,778
Property and equipment	22	—

Total share based compensation	$4,853	$3,778

MARKET INFORMATION
The following table presents revenue for our two major markets:

	Three Months Ended March 31,
	2017	2016
Creative Professional	$27,071	$23,915
OEM	25,394	25,927

Total	$52,465	$49,842

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP REVENUE TO
FORECAST PRO FORMA NON-GAAP REVENUE
(Unaudited and in thousands)

	Low End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP revenue	$50,000	$4,000	$54,000
Deferred revenue impairment	—	900	900

Pro Forma non-GAAP revenue	$50,000	$4,900	$54,900

	High End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP revenue	$53,000	$5,000	$58,000
Deferred revenue impairment	—	900	900

Pro Forma non-GAAP revenue	$53,000	$5,900	$58,900

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP revenue	$206,500	$22,500	$229,000
Deferred revenue impairment	—	3,300	3,300

Pro Forma non-GAAP revenue	$206,500	$25,800	$232,300

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP revenue	$211,500	$25,500	$237,000
Deferred revenue impairment	—	3,300	3,300

Pro Forma non-GAAP revenue	$211,500	$28,800	$240,300

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$3,300	$(4,900)	$(1,600)
Interest expense, net	900	—	900
Other (income) expense, net	300	—	300
Provision (benefit) for income taxes	3,500	(5,000)	(1,500)

Income (loss) from operations	8,000	(9,900)	(1,900)
Depreciation and amortization	2,300	1,600	3,900
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(1)	500	900	1,400

Non-GAAP net adjusted EBITDA	$15,200	$(6,200)	$9,000

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$4,100	$(4,200)	$(100)
Interest expense, net	900	—	900
Other (income) expense, net	300	—	300
Provision (benefit) for income taxes	4,200	(4,200)	—

Income (loss) from operations	9,500	(8,400)	1,100
Depreciation and amortization	2,300	1,600	3,900
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(1)	500	900	1,400

Non-GAAP net adjusted EBITDA	$16,700	$(4,700)	$12,000

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$16,700	$(15,300)	$1,400
Interest expense, net	3,200	—	3,200
Other (income) expense, net	1,200	—	1,200
Provision (benefit) for income taxes	17,400	(15,900)	1,500

Income (loss) from operations	38,500	(31,200)	7,300
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(1)	2,100	3,500	5,600

Non-GAAP net adjusted EBITDA	$67,000	$(19,500)	$47,500

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$18,800	$(14,100)	$4,700
Interest expense, net	3,200	—	3,200
Other (income) expense, net	1,200	—	1,200
Provision (benefit) for income taxes	19,500	(14,700)	4,800

Income (loss) from operations	42,700	(28,800)	13,900
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(1)	2,100	3,500	5,600

Non-GAAP net adjusted EBITDA	$71,200	$(17,100)	$54,100

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$3,300	$(4,900)	$(1,600)
Interest expense, net	900	—	900
Other (income) expense, net	300	—	300
Provision (benefit) for income taxes	3,500	(5,000)	(1,500)

Income (loss) from operations	8,000	(9,900)	(1,900)
Deferred revenue impairment(1)	—	900	900
Depreciation and amortization	2,300	1,600	3,900
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(2)	500	900	1,400

Pro Forma non-GAAP net adjusted EBITDA	$15,200	$(5,300)	$9,900

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.9 million and $0.9 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$4,100	$(4,200)	$(100)
Interest expense, net	900	—	900
Other (income) expense, net	300	—	300
Provision (benefit) for income taxes	4,200	(4,200)	—

Income (loss) from operations	9,500	(8,400)	1,100
Deferred revenue impairment(1)	—	900	900
Depreciation and amortization	2,300	1,600	3,900
Share based compensation	4,400	1,200	5,600
Acquisition-related compensation(2)	500	900	1,400

Pro Forma non-GAAP net adjusted EBITDA	$ 16,700	$(3,800)	$12,900

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $0.9 million and $0.9 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP NET INCOME TO
FORECAST PRO FORMA NON-GAAP NET ADJUSTED EBITDA
(Unaudited and in thousands)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$ 16,700	$(15,300)	$1,400
Interest expense, net	3,200	—	3,200
Other (income) expense, net	1,200	—	1,200
Provision (benefit) for income taxes	17,400	(15,900)	1,500

Income (loss) from operations	38,500	(31,200)	7,300
Deferred revenue impairment(1)	—	3,300	3,300
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(2)	2,100	3,500	5,600

Pro Forma non-GAAP net adjusted EBITDA	$67,000	$(16,200)	$50,800

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$18,800	$(14,100)	$4,700
Interest expense, net	3,200	—	3,200
Other (income) expense, net	1,200	—	1,200
Provision (benefit) for income taxes	19,500	(14,700)	4,800

Income (loss) from operations	42,700	(28,800)	13,900
Deferred revenue impairment(1)	—	3,300	3,300
Depreciation and amortization	9,300	3,100	12,400
Share based compensation	17,100	5,100	22,200
Acquisition-related compensation(2)	2,100	3,500	5,600

Pro Forma non-GAAP net adjusted EBITDA	$71,200	$(13,800)	$57,400

(1) Pro Forma non-GAAP net adjusted EBITDA includes $0, $3.3 million and $3.3 million, respectively, to add back the estimated purchase accounting adjustment for the impairment of deferred revenue.
(2) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO
FORECAST NON-GAAP EARNINGS PER DILUTED SHARE
(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$3,300	$(4,900)	$(1,600)
Amortization, net of tax of $600, $300 and $900, respectively	600	300	900
Share based compensation, net of tax of $2,100, $600 and $2,700, respectively	2,100	600	2,700
Acquisition-related compensation, net of tax of $500, $800 and $1,300, respectively(1)	500	800	1,300

Non-GAAP net income (loss)	$6,500	$(3,100)	$3,300

GAAP earnings (loss) per diluted share	$0.08	$(0.12)	$(0.04)
Amortization, net of tax of $0.01, $0.01 and $0.02, respectively, per diluted share	0.01	0.01	0.02
Share based compensation, net of tax of $0.05, $0.02 and $0.07, respectively, per diluted share	0.05	0.02	0.07
Acquisition-related compensation, net of tax of $0.02, $0.01 and $0.03, respectively, per diluted share(1)	0.02	0.01	0.03

Non-GAAP earnings (loss) per diluted share	$0.16	$(0.08)	$0.08

Weighted average diluted shares used to compute earnings per share	39,600,000	39,600,000	39,600,000

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	Q2 2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$4,100	$(4,200)	$(100)
Amortization, net of tax of $600, $300 and $900, respectively	600	300	900
Share based compensation, net of tax of $2,100, $600 and $2,700, respectively	2,100	600	2,700
Acquisition-related compensation, net of tax of $500, $800 and $1,300, respectively(1)	500	800	1,300

Non-GAAP net income (loss)	$7,300	$(2,400)	$4,800

GAAP earnings (loss) per diluted share	$0.10	$(0.10)	$(0.00)
Amortization, net of tax of $0.01, $0.01 and $0.02, respectively, per diluted share	0.01	0.01	0.02
Share based compensation, net of tax of $0.05, $0.02 and $0.07, respectively, per diluted share	0.05	0.02	0.07
Acquisition-related compensation, net of tax of $0.02, $0.01 and $0.03, respectively, per diluted share(1)	0.02	0.01	0.03

Non-GAAP earnings (loss) per diluted share	$0.18	$(0.06)	0.12

Weighted average diluted shares used to compute earnings per share	39,600,000	39,600,000	39,600,000

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

MONOTYPE IMAGING HOLDINGS INC.
RECONCILIATION OF FORECAST GAAP EARNINGS PER DILUTED SHARE TO
FORECAST NON-GAAP EARNINGS PER DILUTED SHARE
(Unaudited and in thousands, except share and per share data)

	Low End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$ 16,700	$ (15,300)	$ 1,400
Amortization, net of tax of $2,600, $1,400 and $3,000, respectively	2,500	1,400	3,900
Share based compensation, net of tax of $8,700, $2,600 and $11,300, respectively	8,400	2,500	10,900
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	2,100	3,500	5,600

Non-GAAP net income (loss)	$ 29,700	$ (7,900)	$ 21,800

GAAP earnings (loss) per diluted share	$ 0.42	$ (0.38)	$ 0.04
Amortization, net of tax of $0.06, $0.03 and $0.09, respectively, per diluted share	0.06	0.03	0.09
Share based compensation, net of tax of $0.22, $0.06 and $0.28, respectively, per diluted share	0.21	0.06	0.27
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively, per diluted share(1)	0.05	0.09	0.14

Non-GAAP earnings (loss) per diluted share	$ 0.74	$ (0.20)	$ 0.54

Weighted average diluted shares used to compute earnings per share	40,000,000	40,000,000	40,000,000

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

	High End of Guidance
	2017
	Monotype	Olapic	Combined
GAAP net income (loss)	$18,800	$(14,100)	$4,700
Amortization, net of tax of $2,600, $1,400 and $3,000, respectively	2,500	1,400	3,900
Share based compensation, net of tax of $8,700, $2,600 and $11,300, respectively	8,400	2,500	10,900
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively(1)	2,100	3,500	5,600

Non-GAAP net income (loss)	$31,800	$(6,700)	$25,100

GAAP earnings (loss) per diluted share	$0.47	$(0.35)	$0.12
Amortization, net of tax of $0.06, $0.03 and $0.09, respectively, per diluted share	0.06	0.03	0.09
Share based compensation, net of tax of $0.22, $0.06 and $0.28, respectively, per diluted share	0.21	0.06	0.27
Acquisition-related compensation, net of tax of $0, $0 and $0, respectively, per diluted share(1)	0.05	0.09	0.14

Non-GAAP earnings (loss) per diluted share	$0.79	$(0.17)	$0.62

Weighted average diluted shares used to compute earnings per share	40,000,000	40,000,000	40,000,000

Assumes 51% effective tax rate. Please note, we anticipate the potential for increased volatility in the effective tax rate from the continuing impact of ASU 2016-09, Improvements to Employee Share-Based Payment Accounting.

(1) Includes charges to operations for portions of merger consideration accounted for as compensation expense under GAAP.

CONTACT:
Investor Relations:
Monotype
Chris Brooks, 781-970-6120
ir@monotype.com